SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-33513

Date of Report: April 12, 2011

GS ENVIROSERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware		20-8563731
(State or other jurisdiction		(IRS Employer
of incorporation or organization)		Identification No.)

5950 Shiloh Road East, Suite N, Alpharetta, Georgia		30005
(Address of principal executive offices)		(Zip Code)
(212) 994-5374
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02                      Non-Reliance on Previously Issued Financial Statements

On April 12, 2011 the Registrant’s Chief Executive Officer, pursuant to authority from the Board of Directors, concluded that the following financial statements should not be relied upon:

•	the financial statements of the Registrant for the three and six month periods ended June 30, 2010 included in its Quarterly Report on Form 10-Q for the period ended June 30, 2010.

•	the financial statements of the Registrant for the three and nine month periods ended September 30, 2010 included in its Quarterly Report on Form 10-Q for the period ended September 30, 2010.

The determination was based on his conclusion that the Registrant had failed to record expenses related to a consulting agreement entered into on June 23, 2010 that provided for payment for services commencing on March 1, 2010.  The Chief Executive Officer has discussed this determination with the Registrant’s independent accountant.

The Registrant will disclose the effect of the error on the aforesaid financial statements in its Annual Report on Form 10-K for the year ended December 31, 2010.  The effect of the amendments is demonstrated in the following table.

Balance Sheet
	June 30,2010			September 30, 2010
	Restated	Adjustments	Reported	Restated	Adjustments	Reported
Liabilities and Stockholders’ Deficit
Current liabilities:
Accrued expenses	124,457	28,000	96,457	201,490	49,000	152,490
Total current liabilities	387,686	28,000	359,686	468,602	49,000	419,602
Total liabilities	387,686	28,000	359,686	468,602	49,000	419,602

Stockholders’ deficit:
Retained deficit	(5,516,332)	(28,000)	(5,488,332)	(5,597,248)	(49,000)	(5,548,248)
Total Stockholders’ equity (deficit)	(387,686)	(28,000)	(359,686)	(468,603)	(49,000)	(419,602)

Statements of Operations
	Three Months			Three Months
	Ended				Ended
	June 30,				September 30
	Restated	Adjustments	Reported	Restated	Adjustments	Reported
Operating expenses:
General and administrative expenses	89,123	28,000	61,123	78,884	21,000	53,884
Total operating expenses	89,123	28,000	61,123	78,884	21,000	53,884
Operating loss	(89,123)	(28,000)	(61,123)	(78,884)	(21,000)	(53,884)
Loss before provision for income taxes	(95,675)	(28,000)	(67,675)	(80,917)	(21,000)	(59,917)
Net loss from continuing operations	(95,675)	(28,000)	(67,675)	(80,917)	(21,000)	(59,917)
Net loss per share, basic and diluted	(0.01)	(0.00)	(0.00)	(0.01)	(0.00)	(0.00)

	Six Months Ended June 30,			Nine Months Ended September 30

	Restated	Adjustments	Reported	Restated	Adjustments	Reported
Operating expenses:
General and administrative expenses	119,516	28,000	91,516	194,400	49,000	145,400
Total operating expenses	119,516	28,000	91,516	194,400	49,000	145,400
Operating loss	(119,516)	(28,000)	(91,516)	(194,400)	(49,000)	(145,400)
Loss before provision for income taxes	(131,937)	(28,000)	(103,937)	(212,854)	(49,000)	(163,854)
Net loss from continuing operations	(131,937)	(28,000)	(103,937)	(212,854)	(49,000)	(163,854)
Net loss per share, basic and diluted	(0.01)	(0.00)	(0.01)	(0.01)	(0.00)	(0.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS ENVIROSERVICES, INC.

By:	/s/	KEVIN KREISLER
KEVIN KREISLER
Chief Executive Officer